John Hancock Funds

                                        Patriot
                                        Premium
                                        Dividend
                                        Fund II

                                   SEMI-ANNUAL REPORT

                                     April 30, 1997


TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND TRANSFER AGENT FOR COMMON SHAREHOLDERS

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR DARTS

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109


Listed New York Stock Exchange Symbol: PDT
The Patriot Group of Funds: 1-800-843-0090


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

After two years of spectacular performance, the stock market in 1997 has given investors its starkest reminder in a while of one of investing's basic tenets: markets move down as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now in its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder about this bull market. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all it had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8%, within shouting distance of a 10% correction. By the end of the month, it had bounced back into record territory again.

As the market continues to fret over interest rates and inflation, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.


Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.



BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

Patriot Premium
Dividend Fund II

Defensive strategy buffers Fund in volatile market

Tail winds turned into head winds in the bond market during the last six months. With moderate growth and tame inflation, bonds had the wind at their backs when the period began in November. Prices rose steadily, while yields on the 30-year Treasury bond dropped to a low of 6.40% on December 2, 1996. With stronger economic indicators once again rekindling fears of inflation in early February, however, market currents reversed direction, sending bond prices falling and yields rising. Things got worse when the Federal Reserve Bank raised the federal funds rate -- the rate that banks charge each other for overnight loans -- from 5.25% to 5.50% on March 25. Yields shot up even further, with the 30-year Treasury bond passing the psychologically important 7% threshold before calming down in April to close just below 7%.

As most shareholders know, utility stocks are the primary focus of the Fund's investments. Because of their high yields, utility stocks tend to act as bond surrogates -- that is, they follow the bond market's ups and downs closely. As result, we always keep a close eye on movements in the bond market. Early on, the bond market's tail winds certainly boosted utilities. But the market's recent head winds, coupled with increasing regulatory concerns, have weighed heavily on the group. The Nuclear Regulatory Commission placed a record number of utility companies on its troubled "watch" list in January. What's more, negative regulatory developments in Texas, New Hampshire and New Mexico reverberated through the utility market.


"Tail winds
turned into
head winds
in the bond
market..."

A 2 1/2" x 3 1/2" photo of Gregory Phelps. Caption reads: "Gregory K. Phelps of the Patriot Management Team."


Pie chart with heading "Portfolio Diversification" at top of left column. The pie is divided into five sections. From top going clockwise: Short-Term Investments & Other 1%; Common Stock Utilities 25%; Preferred Stock Utilities 39%; Financials 23%; and Industrials 12%. A footnote below reads "As a percentage of net assets on April 30, 1997."


"...utility
common
stocks offer
some of the
best dividend
yield opportunities..."

Strategy review

The story hasn't changed much since the annual report six months ago. Our defensive strategy proved appropriate, given the volatile market. In particular, our strong focus on preferred stocks paid off. Because of their above-average yields, preferred stocks have weathered the market's volatility better than common stocks and U.S. Treasuries.

Once again, our preferred stocks eligible for the dividends-received deduction (DRD) stood out as the Fund's best performers. As you may remember, DRD-eligible securities offer special tax advantages to corporations. In recent months, the supply of DRDs has become increasingly limited, while demand has remained unusually strong. The result has been rapidly rising prices. And after the Federal Reserve's October announcement giving banks more flexibility to issue non-DRD securities, we're likely to see that upward trend continue.

El Paso Tennessee Pipeline Co. bonds were among the Fund's best performers. Not only is the issue DRD-eligible, but it offers an attractive 8.25% coupon and five years of call protection. Of course, not all of our holdings have fared as well. For example, we've sold our position in Public Service Company of New Hampshire, which has suffered from unfavorable regulatory developments.

Overall, our defensive strategy helped John Hancock Patriot Premium Dividend Fund II post solid gains, even in a volatile market environment, although our emphasis on utilities held us back compared to our peers. For the six months ended April 30, 1997, John Hancock Patriot Premium Dividend Fund II had a total return of 4.46% at net asset value. By comparison, the Dow Jones Utility Average had a total return of -2.01% and the average preferred stock closed-end fund returned 5.94%, according to Lipper Analytical Services.


Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is El Paso Tennessee Pipeline Co. followed by an up arrow and the phrase "DRD-eligibility/good call protection." The second listing is Salomon Brothers followed by an up arrow and the phrase "Attractive dividend yield." The third listing is Public service Co. of New Hampshire followed by a down arrow and the phrase "Unfavorable regulatory climate." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."


Selected opportunities in utility common stocks

Utility common stocks have fallen sharply in the market's recent downdraft. At their current levels, they not only offer good value, but also boast attractive dividend yields. With many of the Fund's higher-yielding preferred stocks being called out of the market -- or redeemed -- by issuers, utility common stocks offer some of the best dividend yield opportunities in the stock market.

Given that, we've begun to add more utility common stocks to the portfolio in the past several months. Nevada Power is a recent common stock purchase. The stock's dividend yield is an attractive 8%. More importantly, Nevada Power is benefiting from a low cost structure and a rapidly growing customer base. Washington Water Power has a similar story. This combined electric and gas utility sports an attractive dividend yield of 7%. And like Nevada Power, it's a low-cost provider with above-average customer growth prospects.


Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended April 30, 1997." The chart is scaled in increments of 3% from top to bottom, with 6% at the top and -3% at the bottom. Within the chart, there are three solid bars. The first represents the 4.46% total return for John Hancock Patriot Premium Dividend Fund II. The second represents the -2.01% total return for the Dow Jones Utility Average. The third represents the 5.94% total return for the Average preferred stock closed-end fund. Footnote below reads: "The total return for John Hancock Patriot Premium Dividend Fund II is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper Analytical Services, Inc.(1) The Dow Jones Utility Average is an unmanaged index, which measures the performance of the utility industry in the United States."


What's ahead

Uncertainty seems likely to plague the bond market in the months ahead, especially as investors worry about the Federal Reserve's next moves. Most Wall Street analysts agree that the Fed probably isn't through raising interest rates this year. The big question is how much further and how fast will the Fed increase rates? With this uncertainty looming over the market, investors will be constantly looking over their shoulders for the next Fed move and volatility will likely persist over the short term in the stock and bond markets. Given that, we will maintain our defensive posture, with a continued focus on higher-yielding preferred stocks and selected utility common stocks. This defensive strategy should allow the Fund to maximize yield, while working to preserve its net asset value in a continued volatile market.

 "...we will
maintain our
defensive
posture..."

--------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

John Hancock Funds - Patriot Premium Dividend Fund II


The Statement of Assets and Liabilities is the Fund's balance sheet on April 30, 1997. You'll also find the net asset value per share, for each Common Share, as of that date.


Statement of Assets and Liabilities
April 30, 1997 (Unaudited)
October 31, 1996
----------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Preferred stocks (cost - $191,697,128)                               $ 199,337,249
Common stocks (cost - $66,985,420)                                      67,836,975
Short-term notes (cost - $4,303,872)                                     4,303,872
                                                                     -------------
                                                                       271,478,096
Receivable for investments sold                                          3,740,152
Dividends receivable                                                     1,515,411
Other assets                                                                19,367
                                                                     -------------
Total Assets                                                           276,753,026
----------------------------------------------------------------------------------
Liabilities:
DARTS dividend payable                                                $    426,478
Common Share dividend payable                                            1,125,204
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                                    190,406
                                                                     -------------
Total Liabilities                                                        1,742,088
----------------------------------------------------------------------------------
Net Assets:
Dutch Auction Rate Transferable Securities
Preferred Stock Series A (DARTS) - Without par value,
unlimited number of shares of beneficial interest
authorized, 500 shares issued, liquidation
preference of $100,000 per share - Note A                               50,000,000
Dutch Auction Rate Transferable Securities
Preferred Stock Series B (DARTS) - Without par value,
unlimited number of shares of beneficial interest
authorized, 500 shares issued, liquidation preference
of $100,000 per share - Note A                                          50,000,000
Common Shares - Without par value, unlimited number
of shares of beneficial interest authorized,
15,002,724 shares issued and outstanding                               166,305,685
Accumulated net realized loss on investments                        (    1,670,620)
Net unrealized appreciation of investments                               8,493,112
Undistributed net investment income                                      1,882,761
                                                                     -------------

Net Assets Applicable to
Common Shares ($11.67 per
share based on 15,002,724
shares outstanding)                                                    175,010,938
----------------------------------------------------------------------------------
Net Assets                                                            $275,010,938
==================================================================================

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 1997 (Unaudited)
----------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes
of $16,921)                                                            $10,387,572
Interest                                                                   141,101
                                                                       -----------
                                                                        10,528,673
                                                                       -----------
Expenses:
Investment management fee - Note B                                       1,216,881
DARTS and auction fees                                                     145,511
Administration fee - Note B                                                137,920
Federal excise tax                                                          56,881
Custodian fee                                                               33,298
Printing                                                                    26,400
Auditing fee                                                                24,656
Transfer agent fee                                                          21,967
Miscellaneous                                                               18,648
Trustees' fees                                                              12,446
Legal fees                                                                   4,042
                                                                       -----------
Total Expenses                                                           1,698,650
----------------------------------------------------------------------------------
Net Investment Income                                                    8,830,023
----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold                                 (    157,197)
Change in net unrealized appreciation/depreciation
of investments                                                             952,398
                                                                       -----------
Net Realized and Unrealized
Gain on Investments                                                        795,201
----------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                              $ 9,625,224
==================================================================================
Distributions to DARTS                                                (  1,967,514)
==================================================================================
Net Increase in Net Assets
Applicable to Common
Shareholders Resulting from
Operations Less DARTS
Distributions                                                          $ 7,657,710
==================================================================================

See notes to financial statements.





Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 SIX MONTHS ENDED
                                                                                                YEAR ENDED        APRIL 30, 1997
                                                                                             OCTOBER 31, 1996     (UNAUDITED)
                                                                                            ------------------  ------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                        $ 17,848,548          $  8,830,023
Net realized gain (loss) on investments sold                                                      434,212         (     157,197)
Change in net unrealized appreciation/depreciation of investments                           (   1,219,950)              952,398
                                                                                             ------------          ------------
Net Increase in Net Assets Resulting from Operations                                           17,062,810             9,625,224
                                                                                             ------------          ------------
Distributions to Shareholders:
DARTS Series A ($4,135 and $1,955 per share, respectively) - Note A                         (   2,067,740)       (      977,346)
DARTS Series B ($4,128 and $1,980 per share, respectively) - Note A                         (   2,063,938)       (      990,168)
Common Shares - Note A
Dividends from accumulated net investment income ($0.9750 and $0.6100 per share,
respectively)                                                                               (  14,627,148)       (    9,151,232)
                                                                                             ------------          ------------
Total Distributions to Shareholders                                                         (  18,758,826)       (   11,118,746)
                                                                                             ------------          ------------
Net Assets:
Beginning of period                                                                           278,200,476           276,504,460
                                                                                             ------------          ------------
End of period (including undistributed net investment income of $4,171,484 and
$1,882,761, respectively)                                                                    $276,504,460          $275,010,938
                                                                                             ============          ============

Analysis of Common Shareholder Transactions:

                                                                                                      SIX MONTHS ENDED
                                                                     YEAR ENDED                        APRIL 30, 1997
                                                                  OCTOBER 31, 1996                       (UNAUDITED)
                                                          ------------------------------     ---------------------------------
                                                            SHARES               AMOUNT          SHARES               AMOUNT
                                                          ----------          -----------      ---------           -----------
Shares outstanding, beginning of period                   15,002,724         $166,459,166     15,002,724          $166,305,685
Reclassification of undistributed net investment income      --             (     153,481)        --                   --
                                                          ----------        -------------     ----------          ------------
Shares outstanding, end of period                         15,002,724         $166,305,685     15,002,724          $166,305,685
                                                          ==========         ============     ==========          ============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.
The footnote illustrates any reclassifications of share capital amounts, the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED OCTOBER 31,               SIX MONTHS ENDED
                                                             ---------------------------------------------------- APRIL 30, 1997
                                                              1992(a)     1993       1994       1995       1996     (UNAUDITED)
                                                             --------   --------   --------   --------   --------    ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period                         $  11.38   $  12.28   $  13.65    $  9.67   $  11.88     $  11.76
                                                             --------   --------   --------   --------   --------     --------
Net Investment Income                                            1.18       1.13       1.10       1.31       1.19         0.59(e)
Net Realized and Unrealized Gain (Loss) on Investments           0.81       1.80  (    3.61)      2.02  (    0.06)        0.06
                                                             --------   --------   --------   --------   --------     --------
Total from Investment Operations                                 1.99       2.93  (    2.51)      3.33       1.13         0.65
                                                             --------   --------   --------   --------   --------     --------
Less Distributions:
Dividends to DARTS Shareholders                             (    0.19) (    0.21) (    0.22) (    0.30) (    0.28)   (    0.13)
Dividends to Common Shareholders from Net Investment Income (    0.90) (    0.86) (    0.93) (    0.82) (    0.97)   (    0.61)
Distributions to Common Shareholders from Net Realized
Short-term Capital Gains on Investments                         --     (    0.49) (    0.32)     --         --           --
                                                             --------   --------   --------   --------   --------     --------
Total Distributions                                         (    1.09) (    1.56) (    1.47) (    1.12) (    1.25)   (     .74)
                                                             --------   --------   --------   --------   --------     --------
Net Asset Value, End of Period                               $  12.28   $  13.65   $   9.67   $  11.88   $  11.76     $  11.67
                                                             ========   ========   ========   ========   ========     ========
Per Share Market Value, End of Period                        $ 11.375   $ 12.625   $  8.875   $ 10.750   $ 10.875     $ 10.625
Total Investment Return, at Market Value                       17.10%     22.06%  (  20.91%)    31.24%      9.86%        3.15%(g)
Ratios and Supplemental Data
Net Assets Applicable to Common Shares, End of Period
(000s omitted)                                               $184,253   $204,768   $145,120   $178,200   $176,504     $175,011
Ratio of Expenses to Average Net Assets *                       1.33%      1.28%      1.27%      1.33%      1.26%        1.23%(f)
Ratio of Net Investment Income to Average Net Assets *          6.60%      5.53%      6.20%      7.58%      6.47%        6.40%(f)
Portfolio Turnover Rate                                           99%        57%        52%        87%        35%          21%
Average Brokerage Commission Rate (d)                             N/A        N/A        N/A        N/A   $ 0.0568     $ 0.0670
Senior Securities
Total DARTS Series A Outstanding (000s omitted)              $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000     $ 50,000
Total DARTS Series B Outstanding (000s omitted)              $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000     $ 50,000
Asset Coverage per Unit (b)                                  $285,078   $307,595   $244,639   $276,974   $272,651     $272,481
Involuntary Liquidation Preference DARTS A per Unit (c)      $100,000   $100,000   $100,000   $100,000   $100,000     $100,000
Involuntary Liquidation Preference DARTS B per Unit (c)      $100,000   $100,000   $100,000   $100,000   $100,000     $100,000
Approximate Market Value per Unit (c)                        $100,000   $100,000   $100,000   $100,000   $100,000     $100,000

*    Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(a)  Prior to the assumption of the advisory contract on May 6, 1992, by John Hancock Advisers, Inc., the Fund was advised by
     Patriot Advisers, Inc.
(b)  Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date.
(c)  Plus accumulated and unpaid dividends.
(d)  Per portfolio share traded. Required for fiscal years that began September 1, 1995, or later.
(e)  Based on the average of the shares outstanding at the end of each month.
(f)  Annualized.
(g)  Not annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
April 30, 1997 (Unaudited)
-------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Fund on April 30, 1997. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                           MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES            VALUE
-------------------                             ----------------            -----

PREFERRED STOCKS
Automobile / Trucks (3.30%)
Ford Motor Co., 8.25%, Depositary Shares,
Ser B                                                 65,800           $ 1,817,725
General Motors Corp., 9.125%,
Depositary Shares, Ser B                              50,000             1,337,500
General Motors Corp., 9.12%,
Depositary Shares, Ser G                             208,800             5,924,700
                                                                       -----------
                                                                         9,079,925
                                                                       -----------
Banks - Foreign (0.50%)
Australia and New Zealand Banking
Group Ltd., 9.125% (Australia)                        51,200             1,369,600
                                                                       -----------
Banks - United States (12.01%)
ABN AMRO North America Inc.,
6.59% (R)                                              4,000             3,920,000
Ahmanson, H.F. & Co., 8.40%,
Depositary Shares, Ser C                              74,900             1,947,400
BankBoston Corp., 8.60%,
Depositary Shares, Ser E                             146,000             3,741,250
Chase Manhattan Corp., 10.84%, Ser C                  86,975             2,707,097
Chase Manhattan Corp., 9.76%, Ser B                   44,700             1,268,363
Fleet Financial Group, Inc., 9.35%,
Depositary Shares                                    175,700             4,941,562
Fleet Financial Group, Inc., 6.75%,
Ser VI                                                97,000             5,044,000
J.P. Morgan & Company Inc., 6.625%,
Depositary Shares, Ser H                             100,000             5,150,000
LaSalle National Corp., 8.75%,
Ser K, (R)                                            81,500             4,299,125
                                                                       -----------
                                                                        33,018,797
                                                                       -----------
Conglomerates (0.53%)
Grand Metropolitan Delaware, L.P.,
9.42%, Gtd Ser A                                      54,000             1,471,500
                                                                       -----------
Equipment Leasing (1.48%)
AMERCO, 8.50%, Ser A                                  90,300             2,268,787
Capita Preferred Trust, 9.06%                         40,000             1,005,000
Comdisco, Inc., 8.75%, Ser A                          30,900               791,813
                                                                       -----------
                                                                         4,065,600
                                                                       -----------
Financial Services (5.66%)
Merrill Lynch & Co., Inc., 9%,
Depositary Shares, Ser A                              40,000             1,185,000
Morgan Stanley Group Inc., 7.75%,
Depositary Shares                                     55,000             2,887,500
Salomon Inc., 8.40%, Depositary Shares,
Ser E                                                160,000             4,260,000
Salomon Inc., 8.08%, Depositary Shares,
Ser D                                                 50,000             1,281,250
Source One Mortgage Services Corp.,
8.42%, Ser A                                         135,100             3,411,275
SunAmerica, Inc., 9.25%, Ser B                       100,000             2,537,500
                                                                       -----------
                                                                        15,562,525
                                                                       -----------
Insurance (1.83%)
American Life Holding Co., $2.16                      40,000             1,050,000
Provident Companies, Inc., 8.10%,
Depositary Shares                                     87,800             2,227,925
Travelers Group, Inc., 9.25%,
Depositary Shares, Ser D                              69,200             1,755,950
                                                                       -----------
                                                                         5,033,875
                                                                       -----------
Oil & Gas (6.35%)
Coastal Corp., $2.125, Ser H                         174,761             4,478,251
El Paso Tennessee Pipeline Co., 8.25%,
Ser A                                                100,000             5,400,000
Elf Overseas Ltd., 8.50%, Gtd Ser A
(Cayman Islands)                                     100,000             2,612,500
Lasmo PLC, 10.00%, Ser A, American
Depositary Receipt (ADR),
(United Kingdom)                                      74,500             1,909,063
Phillips Gas Co., 9.32%, Ser A                       120,000             3,075,000
                                                                       -----------
                                                                        17,474,814
                                                                       -----------
Paper (2.14%)
Boise Cascade Corp., 9.40%,
Depositary Shares, Ser F                             107,300             2,776,387
Bowater Inc., 8.40%, Depositary Shares,
Ser C                                                120,000             3,120,000
                                                                       -----------
                                                                         5,896,387
                                                                       -----------
Utilities (38.68%)
Atlanta Gas & Light Co., 7.70%,
Depositary Shares                                     39,100             1,006,825
Baltimore Gas & Electric Co., 6.99%,
Ser 1995                                              30,000             3,150,000
Baltimore Gas & Electric Co., 6.70%,
Ser 1993                                              10,000             1,017,500
Boston Edison Co., 4.78%                              28,487             1,883,703
Columbus Southern Power Co., 8.375%,
Ser A                                                140,000             3,517,500
Commonwealth Edison Co., $8.40, Ser A                 48,586             4,858,600
Commonwealth Edison Co., $8.38                        26,830             2,656,170
Commonwealth Edison Co., $7.24                        35,785             3,345,897
Consumers Energy Co., $2.08                          128,425             3,322,997
Detroit Edison Co., 7.75%,
Depositary Shares                                     80,000             2,040,000
Duke Power Co., 7.85%, Ser S                          10,000             1,110,000
Entergy Gulf States, Inc., Adjustable Rate
Preferred (ARP), Depositary Shares,
Ser B                                                 47,728             2,314,808
Florida Power & Light Co., 6.98%, Ser S               13,021             1,373,716
Florida Power & Light Co., 6.75%, Ser U               33,000             3,436,125
Hawaiian Electric Industries Capital Trust I,
8.36%                                                 50,000             1,256,250
Idaho Power Co., 7.07%                                14,000             1,477,000
Jersey Central Power & Light Co.,
7.52%, Ser K                                          15,000             1,556,250
Massachusetts Electric Co., 6.99%                     16,500             1,658,250
Massachusetts Electric Co., 6.84%                     42,000             1,044,750
MCN Michigan Limited Partnership,
9.375%, Ser A                                         50,000             1,293,750
Monongahela Power Co., 7.73%, Ser L                   45,500             4,902,625
Montana Power Co., $6.875                             50,000             5,125,000
Narragansett Electric Co., 6.95%                      53,500             2,735,188
NIPSCO Capital Markets, Inc., 7.75%                   76,000             1,843,000
PECO Energy Co., $7.48                                13,000             1,358,500
PSI Energy, Inc., 7.44%                               91,900             2,354,937
PSI Energy, Inc., 6.875%                              45,430             4,679,290
Public Service Electric & Gas Co., 6.92%              45,500             4,629,625
Puget Sound Energy, Inc., 8.50%, Ser III             164,405             4,274,530
Puget Sound Energy, Inc., 7.45%, Ser II              155,711             4,165,269
Sierra Pacific Power Capital I, 8.60%                 32,000               816,000
Sierra Pacific Power Co., 7.80%, Ser 1
(Class A)                                            153,136             4,192,098
Sierra Pacific Power Co., $3.90, Ser C                13,476               687,276
South Carolina Electric & Gas Co., 6.52%              50,000             5,025,000
Texas Utilities Electric Co., $7.98                   34,500             3,734,625
Texas Utilities Electric Co., $1.875,
Depositary Shares, Ser A                             117,780             3,106,447
Texas Utilities Electric Co., $1.805,
Depositary Shares, Ser B                              81,900             2,170,350
UtiliCorp Capital Limited Partnership,
8.875%, Ser A                                         95,000             2,505,625
Virginia Electric & Power Co., $7.05                  10,000             1,055,000
Virginia Electric & Power Co., $6.98                  35,000             3,683,750
                                                                       -----------
                                                                       106,364,226
                                                                       -----------
                 TOTAL PREFERRED STOCKS
                    (Cost $191,697,128)              (72.48%)          199,337,249
                                                      ------           -----------
COMMON STOCKS
Utilities (24.67%)
CINergy Corp.                                        105,000             3,491,250
Consolidated Edison Co. of NY, Inc.                  154,000             4,273,500
Consolidated Natural Gas Co.                          15,500               780,813
DPL, Inc.                                            180,000             4,252,500
Florida Progress Corp.                               176,250             5,419,687
Hawaiian Electric Industries, Inc.                    19,500               653,250
IES Industries, Inc.                                  85,000             2,465,000
KU Energy Corp.                                       70,000             2,126,250
LG&E Energy Corp.                                     85,000             2,050,625
MidAmerican Energy Holdings Co.                      331,300             5,549,275
Montana Power Co.                                    103,300             2,285,513
Nevada Power Co                                       75,000             1,500,000
New England Electric System                           69,500             2,371,687
NYNEX Corp.                                           40,000             2,070,000
OGE Energy Corp.                                      50,000             2,075,000
Pacific Enterprises                                   25,000               765,625
PacifiCorp                                           140,000             2,782,500
Potomac Electric Power Co.                           150,500             3,386,250
Puget Sound Power & Light Co.                        215,400             5,277,300
Scana Corp.                                           55,000             1,326,875
Sierra Pacific Resources                              35,000               993,125
Southwestern Public Service Co.                       80,800             2,959,300
Teco Energy, Inc.                                    120,000             2,865,000
UtiliCorp United, Inc.                                75,000             1,950,000
Washington Water Power Co.                           172,400             3,081,650
WPL Holdings, Inc.                                    40,000             1,085,000
                                                                       -----------
                    TOTAL COMMON STOCKS
                     (Cost $66,985,420)             ( 24.67%)           67,836,975
                                                      ------           -----------

                                     INTEREST       PAR VALUE
                                       RATE       (000s OMITTED)
                                     --------     --------------
SHORT-TERM INVESTMENTS
Finance (1.57%)
Prudential Funding Corp.,
05-01-97                              5.50%         $  4,304             4,303,872
                                                                      ------------
          TOTAL SHORT-TERM INVESTMENTS              (  1.57%)            4,303,872
                                                    --------          ------------
          TOTAL INVESTMENTS                         ( 98.72%)         $271,478,096
                                                    ========          ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,219,125 or 2.99% of net assets as of April 30, 1997.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $642,996 of a capital loss carryforward available to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distribution will be made. The carryforward expires October 31, 2004.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.
The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through October 31, 1996, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A AND SERIES B (DARTS) The Fund issued 598 shares of DARTS Series A and 598 shares of DARTS Series B concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 3.84% to 3.97% and 3.82% to 4.09%, respectively, during the period ended April 30, 1997. During the period ended October 30, 1990, the Fund retired 98 shares of DARTS from both Series A and Series B.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1% annually of the Fund's average weekly net assets. For the period ended April 30, 1997, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon, and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At April 30, 1997 the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,436.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 1997, aggregated $57,332,985 and $64,496,828, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 1997.

The cost of long-term investments owned at April 30, 1997, for federal income tax purposes was $258,682,548. Gross unrealized appreciation and depreciation of investments aggregated $10,539,880 and $2,048,204, respectively, resulting in net unrealized appreciation of $8,491,676 for federal tax purposes.


INVESTMENT OBJECTIVE AND POLICY
The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

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101 Huntington Avenue, Boston, MA 02199-7603
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